VOYA MUTUAL FUNDS
Voya Multi-Manager Emerging Markets Equity Fund
(the "Fund")
Supplement dated May 19, 2023
to the Fund's Class A, Class C, Class I, Class R, and Class W Shares'
Summary Prospectus and Prospectus,
each dated February 28, 2023, as supplemented
(together, the "Prospectuses")
On May 11, 2023, the Board of Trustees of Voya Mutual Funds approved the following changes, which are effective at the close of business on July 14, 2023, with respect to the Fund: (i) the removal of Van Eck Associates Corporation ("VanEck") as a sub-adviser to the Fund; (ii) the appointment of Sustainable Growth Advisers, LP ("SGA") as a sub-adviser to the Fund; and (iii) related changes to the Fund's principal investment strategies and portfolio managers. Currently, VanEck, Delaware Investments Fund Advisers, and Voya Investment Management Co. LLC each manage a portion of the Fund's assets. From the open of business June 30, 2023 through the close of business on July 14, 2023, the Fund will be in a "transition period" during which time the Fund's assets currently managed by VanEck will be allocated to SGA. During the transition period, this portion of the Fund's assets may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund, resulting in taxable distributions to the Fund's shareholders. In addition, these transactions will also result in costs, which will be borne by the Fund.
Effective at the close of business on July 14, 2023, the Prospectuses are revised as follows:
1.All references to VanEck are hereby deleted in their entirety.
2.The section of the Prospectuses entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
The Fund currently considers developing or emerging market countries to include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the U.S., and most of the countries of Western Europe. An emerging market company is one (i) that is organized under the laws of, or has a principal place of business in, an emerging market; (ii) for which the principal securities market is in an emerging market; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (iv)at least 50% of the assets of which are located in an emerging market. The Fund may invest in companies of any market capitalization.
Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The Fund may also invest in real estate- related securities including real estate investment trusts ("REITs") and non-investment grade bonds (high-yield or "junk bonds").
The Fund may invest in derivatives, including but not limited to, futures, options, swaps, and forward foreign currency exchange contracts as a substitute for securities in which the Fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the Fund's gains; and for the efficient management of cash flows.
The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar.
The Fund may invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Investment Adviser allocates the Fund's assets to different sub-advisers. When selecting sub-advisers, the Investment Adviser takes into account a wide variety of factors and considerations, including among other things the investment strategy of a potential sub- adviser, its personnel, and its fit with other sub-advisers to the Fund. Among those, the Investment Adviser will typically consider the extent to which a potential sub-adviser takes into account environmental, social, and governance ("ESG") factors as part of its investment process. ESG factors will be only one of many considerations in the Investment Adviser's evaluation of any potential sub-adviser; the extent to which ESG factors will affect the Investment Adviser's decision to retain a sub-adviser, if at all, will depend on the analysis and judgment of the Investment Adviser.
Delaware Investments Fund Advisers ("DIFA"), Sustainable Growth Advisers, LP ("SGA"), and Voya Investment Management Co. LLC ("Voya IM") (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Investment Adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 331⁄3% of its total assets.
Delaware Investments Fund Advisers
DIFA believes that, although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. DIFA seeks to take advantage of these divergences through a disciplined, fundamental, bottom-up approach. DIFA seeks to invest in companies with sustainable franchises when they are trading at a significant discount to DIFA's conservative intrinsic value estimate. DIFA also prefers companies that have large market opportunities in which to deploy capital, ensuring that they grow faster than the overall economy.
Fundamental bottom-up research is the core of the investment process. DIFA's fundamental research process can be broken down into two main components: analyzing a company's sustainability and assessing its intrinsic value. Sustainability analysis involves identification of a company's source of competitive advantage and the ability of its management to maximize its return potential. Intrinsic value assessment is typically quantitatively driven by a number of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis. This bottom-up approach considers current and historical macro drivers that impact a firm's ability to generate returns over the long-term.
Sustainable Growth Advisers, LP
SGA is focused on identifying and owning the rare businesses which generate predictable, sustainable earnings and cash flow growth over time with lower variability. SGA's objective is to translate earnings growth into portfolio returns. The companies in which SGA invests have unique characteristics that lead to a high degree of predictability, strong profitability, and well above average earnings and cash flow growth. These characteristics include pricing power, recurring revenues, and secular growth opportunity, as well as financial and management strength. SGA's emerging markets growth strategy focuses solely on the companies they believe will also benefit in a sustained way from rising incomes and increasing consumption within developing economies.
Voya Investment Management Co. LLC
Voya IM employs a "passive management" approach designed to track the performance of the FTSE Emerging Plus Korea Select Factor Index (the "Index"). The Index is designed to capture risk premium through exposure to five factors that contribute to emerging market equity performance. These five factors include Momentum, Quality, Size, Value and Low Volatility. As a result of the five factor selection process, the Index may be focused in one or more industries, which may change from time to time. As of December 31, 2022, a portion of the Index was focused in the materials and technology sectors.
Voya IM seeks to replicate the performance of the Index, meaning it generally will invest in all of the securities in the Index in weightings consistent with that of the Index. The Fund's portfolio may not always hold all of the same securities as the Index. Voya IM may also invest in ETFs, stock index futures, and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Fund's cash position. Although Voya IM attempts to track, as closely as possible, the performance of the Index, the Fund's portfolio does not always perform exactly like the Index. Unlike the Index, the Fund has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.
3.The section of the Prospectuses entitled "Principal Risks" is revised to: (i) delete Investing through Stock Connect risk; and (ii) add the following risk:
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China "trade war" that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as "Communist Chinese military companies." The list of such companies can change from time to time, and as a result of forced selling or inability to participate in an investment the Investment Adviser/Sub-Adviser otherwise believes is attractive, the Fund may incur losses.
•Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange ("China A-Shares") may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect ("Stock Connect"), a mutual market access program designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC's investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund's performance.
4.The second paragraph in the section of the Prospectuses entitled "Performance Information" is deleted in its entirety and replaced with the following:
Only July 14, 2023, SGA was added as an additional sub-adviser and Van Eck Associates Corporation (which served as a sub-adviser from August 24, 2015 to June 30, 2023) was removed as a sub-adviser. On August 9, 2019, Voya IM was added as a sub-adviser and J.P. Morgan Investment Management Inc. (which served as a sub-adviser from October 11, 2011 to August 9, 2019) was removed as a sub-adviser. Each change to the sub-advisers resulted in changes to the Fund's principal investment strategies. The Fund's performance information for these periods reflects returns achieved by the different sub-advisers and pursuant to different principal investment strategies. If the Fund's current sub-advisers and strategies had been in place for the prior periods, the performance information shown would have been different. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to https://individuals.voya.com/literature or call 1-800-992-0180.
5.The section of the Prospectuses entitled "Portfolio Management" is deleted in its entirety and replaced with the following:
Investment Adviser Voya Investments, LLC

Portfolio Managers
Lanyon Blair, CFA, CAIA	Barbara Reinhard, CFA
Portfolio Manager (since 05/23)	Portfolio Manager (since 05/23)
Paul Zemsky, CFA
Portfolio Manager (since 05/18)
Effective December 31, 2023
Portfolio Managers
Lanyon Blair, CFA, CAIA	Barbara Reinhard, CFA
Portfolio Manager (since 05/23)	Portfolio Manager (since 05/23)
Sub-Adviser
Delaware Investments Fund Advisers
Portfolio Manager
Liu-Er Chen, CFA
Portfolio Manager (since 10/11)
Sub-Adviser
Sustainable Growth Advisers, LP
Portfolio Managers
HK Gupta	Kishore Rao
Portfolio Manager (since 07/23)	Portfolio Manager (since 07/23)
Robert Rohn
Portfolio Manager (since 07/23)
Sub-Adviser
Voya Investment Management Co. LLC
Portfolio Managers
Steve Wetter	Kai Yee Wong
Portfolio Manager (since 08/19)	Portfolio Manager (08/19)
6.The first sentence in the second paragraph of the sub-section of the Prospectus entitled "Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi- Manager International Factors Fund, and Voya Multi-Manager International Small Cap Fund– The Multi-Manager Approach" is deleted in its entirety and replaced with the following:
Delaware Investments Fund Advisers, Sustainable Growth Advisers, LP, and Voya IM are the sub-advisers of Voya Multi-Manager Emerging Markets Equity Fund.
7.The sub-section of the Prospectus entitled "Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi- Manager International Equity Fund, Voya Multi-Manager International Factors Fund, and Voya Multi-Manager International Small Cap Fund – The Multi-Manager Approach" is amended to include the following:
Sustainable Growth Advisers, LP
Sustainable Growth Advisers, LP ("SGA" or the "Sub-Adviser") was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment adviser and provides investment advice to institutional and individual clients, private investment companies, and mutual funds. SGA is located at 301 Tresser Boulevard, Suite 1310, Stamford, Connecticut 06901. As of March 31, 2023, SGA managed approximately $22.7 billion, of which $20.3 billion was regulatory assets under management and $2.4 billion was model/emulation assets under contract. Model/emulation assets refer to assets that SGA is under contract to deliver a model portfolio to and are not considered regulatory assets under management.
8.The table in the sub-section of the Prospectus entitled "Management of the Funds – The Sub- Advisers and Portfolio Managers – Individual Portfolio Managers" is amended to include the following:
Portfolio	Investment Adviser	Fund	Recent Professional Experience
Manager	or Sub-Adviser
HK Gupta	SGA	Voya Multi-Manager	Mr. Gupta, Principal, Analyst, and Portfolio
		Emerging Markets	Manager on the SGA Investment Committee
		Equity Fund	has been with SGA since 2014. He is a
portfolio manager of SGA's US Large Cap
Growth, Global Growth, Emerging Markets
Growth, and Global Mid-Cap Growth Portfolios.
Prior to joining SGA, Mr. Gupta was a Senior
Analyst at MDR Capital Management and an
Associate Managing Director at Iridian Asset
Management. He also worked as an
Investment Banking Associate at Bank of
America Merrill Lynch, and advised industrials
and financials clients on private placements
and M&A. Prior to that, Mr. Gupta spent three
years in the industry as a Product and
Program Manager at Amazon.com and led the
launch of Amazon's Japanese and German
merchant platforms.
Kishore Rao	SGA	Voya Multi-Manager	Mr. Rao, Principal, Analyst, and Portfolio
		Emerging Markets	Manager on the SGA Investment Committee
		Equity Fund	has been with SGA since 2004. He is a
portfolio manager of SGA's US Large Cap
Growth, Global Growth, International Growth,
Emerging Markets Growth, and Global Mid-
Cap Growth Portfolios. Prior to joining SGA, Mr.
Rao was a member of the investment team at
Trident Capital and was a Founder and
General Manager of the Street Events division
of CCBN. Prior to that, he was an Investment
Analyst at Tiger Management following
healthcare services and software companies
and an Analyst at Wellington Management
following semiconductor equipment.
Robert Rohn	SGA	Voya Multi-Manager	Mr. Rohn, Co-Founding Principal, Analyst, and
		Emerging Markets	Portfolio Manager on the SGA Investment
		Equity Fund	Committee also sits on SGA's Executive
Committee. He is a portfolio manager of SGA's
US Large Cap Growth, Global Growth,

Portfolio	Investment Adviser	Fund	Recent Professional Experience
Manager	or Sub-Adviser
Emerging Markets Growth, and Global Mid-
Cap Growth Portfolios. Prior to co-founding
SGA, Mr. Rohn was a portfolio manager and
principal with W.P. Stewart & Co., Ltd. where
he was CEO of the firm's core U.S. investment
business and Chairman of the Management
Committee. Prior to that, he was a Vice
President with Yeager, Wood & Marshall, Inc.,
where he was a member of the Investment
Policy Committee with responsibilities in
equity analysis and portfolio management
(1988-1991). Mr. Rohn began his career in
1983 at J.P. Morgan where he was an officer
in Corporate Finance.
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VOYA MUTUAL FUNDS
Voya Multi-Manager Emerging Markets Equity Fund
(the "Fund")
Supplement dated May 19, 2023
to the Fund's
Class A, Class C, Class I, Class R, and Class W Shares'
Statement of Additional Information,
dated February 28, 2023, as supplemented
(the "SAI")
On May 11, 2023, the Board of Trustees of Voya Mutual Funds approved the following changes, which are effective at the close of business on July 14, 2023, with respect to the Fund: (i) the removal of Van Eck Associates Corporation ("VanEck") as a sub-adviser to the Fund; (ii) the appointment of Sustainable Growth Advisers, LP ("SGA") as a sub-adviser to the Fund; and (iii) related changes to the Fund's principal investment strategies and portfolio managers. Currently, VanEck, Delaware Investments Fund Advisers, and Voya Investment Management Co. LLC each manage a portion of the Fund's assets. From the open of business June 30, 2023 through the close of business on July 14, 2023, the Fund will be in a "transition period" during which time the Fund's assets currently managed by VanEck will be allocated to SGA. During the transition period, this portion of the Fund's assets may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund, resulting in taxable distributions to the Fund's shareholders. In addition, these transactions will also result in costs, which will be borne by the Fund.
Effective at the close of business on July 14, 2023, the SAI is revised as follows:
1. All references to VanEck are hereby deleted in their entirety.
2. The line item with respect to the Fund in the table in the sub-section of the SAI entitled "Sub- Adviser – Sub-Advisory Fees" is deleted and replaced with the following:
Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Multi-Manager	Delaware Investments Fund	For information on the Fund's annual sub-
Emerging Markets Equity	Advisers ("DIFA"), Sustainable	advisory fee rate, please see the paragraph
Fund	Growth Advisers, LP ("SGA") and	immediately following this table.
Voya IM
3. The first paragraph of the sub-section in the SAI entitled "Sub-Adviser – Aggregation" is deleted in its entirety and replaced with the following:
With respect to the annual sub-advisory fee rate for Voya Multi-Manager Emerging Markets Equity Fund, the Investment Adviser paid DIFA and Voya IM (and former sub-adviser to the Fund, VanEck) aggregate sub-advisory fees of $2,042,808.47 which represented approximately 0.45% of the Fund's average daily net assets for the fiscal year ended October 31, 2022. For purposes of calculating the annual sub-advisory fees, the assets of Voya Multi-Manager Emerging Markets Equity Fund are aggregated with the assets of Voya VACS Series EME Fund. The accrued sub- advisory fees paid and percentage reflect the fee schedules in effect during that period.
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4.The sub-section in the SAI entitled "Sub-Adviser – Portfolio Management – Voya Multi-Manager Emerging Markets Equity Fund" is amended to include the following:
Sub-Advised by DIFA, SGA, and Voya IM
SGA
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of March 31, 2023:
	Registered Investment		Other Pooled Investment		Other Accounts
Portfolio	Companies			Vehicles
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Manager	Accounts		Accounts		Accounts
HK Gupta	9	$10,832,459,164	34	$8,092,896,711	57	$3,536,390,919
Kishore Rao	10	$10,875,549,724	37	$8,326,536,271	59	$3,553,671,309
Robert Rohn	9	$10,832,459,164	34	$8,092,896,711	57	$3,536,390,919
Potential Material Conflict of Interest
SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, trade aggregation and allocation, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving the Fund and its other managed accounts have been addressed.
Compensation
SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of each of SGA's three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA's financial performance. SGA's compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. Additionally, most members of the investment team are equity owners in the firm and are entitled to their proportional participation in the firm's profits. A substantial portion of total compensation of investment professionals is expected to come from the equity participation in SGA. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.
Ownership of Securities
The following tables show the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of March 31, 2023, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
Portfolio Manager	Dollar Range of Fund Shares Owned
HK Gupta	None
Kishore Rao	None
Robert Rohn	None
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